Exhibit 10(o)


                            AMENDMENT TO UK SUB-PLAN OF

                             SOTHEBY'S HOLDINGS, INC.

                              1987 STOCK OPTION PLAN



          THIS AMENDMENT (this "Amendment"), dated the 1st day of June,

1994, is adopted by Sotheby's Holdings, Inc. (the "Corporation").



                    RECITALS:

          A.    The Corporation adopted the Sotheby's Holdings, Inc. 1987

Stock Option Plan (the "Plan") on July 31, 1987, which Plan was modified by the UK Sub-Plan of Sotheby's Holdings, Inc. 1987 Stock Option Plan (the "UK

Sub-Plan") for employees who are resident in the United Kingdom and which UK

Sub-Plan was subsequently amended on June 15, 1989, August 8, 1991,

August 13, 1992 and June 17, 1993.

          B.    Pursuant to Section 11 of the Plan, the Corporation desires to and does hereby amend such Plan, as hereinafter set forth, for the purpose of clarifying Clause 3 of the UK Sub-Plan.

          NOW, THEREFORE, the Sotheby's Holdings, Inc. 1987 Stock Option

Plan is hereby amended as follows:



          1.    Clause 3 of the UK Sub-Plan is hereby amended by

substituting the following:



                "3. Any Option granted under the UK Sub-Plan to a UK

resident shall be limited and take effect so that immediately following such grant the aggregate Exercise Prices of shares subject to such person's

Outstanding Options (converted to their Sterling Equivalents at the date of such grant) shall not exceed the greater of 100,000 Pounds or four times the amount of the Relevant Emoluments of such person for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were no Relevant Emoluments for the preceding Year of

Assessment, four times the amount of the Relevant Emoluments for the period of 12
     months beginning with the first day during the current Year of

     Assessment in respect of which there are Relevant Emoluments.



          2.    This Amendment shall be submitted to the U.K. Inland

Revenue for approval and shall be effective as of June 1, 1994 (the date on which the Amendment is approved by the

U.K. Inland Revenue).



          IN WITNESS WHEREOF, this Amendment is hereby executed as of the day and year first above written.



                                   SOTHEBY'S HOLDINGS, INC.

                                   By:



                                   Its: President

          SOTHEBY'S HOLDINGS, INC. 1987 STOCK OPTION PLAN

          (As Amended and Restated Effective June 1, 1994)



A.    Background.
      ----------

                    The Sotheby's Holdings, Inc. 1987 Stock Option Plan

(the "Plan") was adopted on July 31, 1987. The Plan was subsequently amended by the creation of a UK Sub-Plan, applicable to employees of

Sotheby's Holdings, Inc. (the "Corporation") and its Subsidiaries and

branches who are resident in the United Kingdom (the "UK Sub-Plan"). The

Plan was further amended on June 15, 1989; August 8, 1991;  August 13,

1992; and June 17, 1993.



B.    Amendment and Restatement.
      -------------------------



                    The Plan, as so amended from time to time, is hereby

amended and restated, effective June 1, 1994 (the "Restatement Effective

Date") for the sole purpose of incorporating all amendments made to the

Plan subsequent to the original adoption of the Plan and prior to the

Restatement Effective Date.



          1.    PURPOSE.
                -------



          The Plan is intended to provide incentives to employees of the

Corporation and its Subsidiaries, to encourage proprietary interests in the

Corporation, to encourage such employees to remain in the employ of the

Corporation and its Subsidiaries, and to attract new employees with outstanding qualifications. Options granted under the Plan are not intended to be "incentive stock options", as defined in Code Section 422A, or to provide any United States income tax benefits to any

 Optionee.



          2.    DEFINITIONS.
                -----------

          (a)   "Board" shall mean the Board of Directors of the
                 -----

Corporation.

          (b)   "Code" shall mean the United States' Internal Revenue Code
                 ----

of 1986, as amended from time to time.

           (c)  "Committee" shall mean the Audit and Compensation Committee
                 ---------

of the Board of Directors.



          (d)   "Class A Common Stock" shall mean the class of common stock
                 --------------------

of the Corporation with one (1) vote per share.



          (e)  "Class B Common Stock" shall mean the class of common stock
                --------------------

of the Corporation with ten (1 O) votes per share.



          (f)  "Corporation" shall mean Sotheby's Holdings, Inc., a
                -----------

Michigan corporation.



          (g)  "Disability" shall mean a physical or mental condition
                ----------

resulting from any medically determinable physical or mental impairment which renders an Employee incapable of engaging in any substantial gainful employment and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than three hundred sixty-five (365) days. Notwithstanding the foregoing an Employee shall not be deemed to be Disabled as a

 result of any condition which

               (i)  was contracted, suffered, or incurred while the

     Employee was engaged in, or resulted from the Employee having engaged in, a felonious enterprise,

          (ii)  resulted from addiction to narcotics or an intentionally self-inflicted injury, or

          (iii)  resulted from service in the Armed Forces of the United

     States for which the Employee received a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.

The Disability of an Employee shall be determined solely by the Committee,

in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable. The

Committee shall have the right to require an Employee to submit to an examination by a physician or physicians and to submit to such reexaminations as the Committee shall require to make a determination concerning the Employee's physical or mental condition; provided, however,

that an Employee may not be required to undergo a medical examination more often than once each one hundred eighty (180) days nor at any time after the normal date of the Employee's Retirement, and that the fees and expenses of any such medical examination(s) shall be considered expenses of administering the Plan. If any Employee engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee determines on the bases of a medical examination that an Employee no longer has a Disability, or if an

Employee refuses to submit to any medical examination properly requested by the Committee hereunder, then in any such event the Employee shall be deemed to have recovered from such Disability.



          (h)   "Effective Date" and "Restatement Effective Date" shall
                 --------------       --------------------------

mean the date on which the Plan originally became effective and the date on which this amendment and restatement of the Plan becomes effective,

respectively, pursuant to Section 3 hereof.



          (i)  "Employee" shall mean an individual who is and continues to
                --------

be employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or a Subsidiary (while a corporation continues to be a Subsidiary),
including officers (whether or not they may also be directors) of the

Corporation or a Subsidiary.



          (j)  "Exercise Price" shall mean the price per share of Option
                --------------

Stock at which an Option may be exercised, as determined by the Committee.



          (k)   "Fair Market Value" shall mean the value of each share of
                 -----------------

Option Stock made the subject of any Option granted under the Plan,

determined for a particular date, as follows:

               (i)  if the Class B Common Stock is listed or admitted for trading on any United States national securities exchange, the value of each share of the Class B Common Stock shall be the closing price per share on such exchange on the day before the relevant date hereunder as reported in any newspaper of general circulation; or

               (ii) if the Class B Common Stock is not traded on any United

     States national securities exchange, but is quoted on the National

     Association of Securities Dealers, Inc. Automated Quotation System

     (the "NASDAQ System") or any similar system of automated dissemination of quotations of securities prices in common use, the value of each share of the Class B Common Stock shall be the price per share equal to the mean between the closing high bid and the low asked quotations on such system on the relevant date hereunder; or

               (iii)  if neither clause (i) nor clause (ii) above is

     applicable with respect to the Class B Common Stock, but either clause

     (i) or clause (ii) is applicable with respect to the Class A Common

     Stock, the value of each share of the Class B Common Stock shall be the closing price as described in clause (i) above or the mean between the closing high bid and the low asked
     quotations as described in clause (ii) above, respectively, of the

     Class A Common Stock; or



               (iv)  if neither clause (i) nor clause (ii) nor clause (iii)

     above is applicable, the value of each share of the Class B Common

     Stock shall be the fair market value as determined solely by the

     Committee, in good faith in accordance with uniform principles consistently applied, on the last day of the relevant Fiscal Year immediately preceding the relevant date hereunder. Such uniform principles shall be the same principles determined and applied by the

     Shares Valuation Division of the UK Inland Revenue in determining the

     Initial Fair Market Value of the Class B Common Stock.

Such determination shall be conclusive and binding on all persons.



          (I)   "Fiscal Year" shall mean the fiscal year of the
                 -----------

Corporation.



          (m) "Initial Fair Market Value" shall mean the fair market value
               -------------------------

of the  Class B Common Stock, valid as of the Effective Date of the Plan,

as determined in accordance with the provisions of Part VIII of the UK

Capital Gains Tax Act, 1979, and agreed with the Shares Valuation Division of the UK Inland Revenue.

          (n)   "Initial Grant" shall mean those grants of the Options
                 -------------

designated as such by the Committee.



          (o)   "Option" shall mean any stock option granted pursuant to
                 ------

the Plan.



          (p)  "Optionee" shall mean an Employee or a former Employee who
                --------

has received an Option.



          (q)   "Option Stock" shall mean those shares of Class B Common
                 ------------

Stock made the subject of any Option granted pursuant to the Plan.

          (r)  "Plan" shall mean this Sotheby's Holdings, Inc. 1987 Stock
                ----

Option Plan, as amended and restated, as it may be amended from time to time.



          (s)   "Retirement" shall mean the voluntary termination of
                 ----------

employment by an Employee upon the attainment of the age of sixty-five (65)

years or upon such earlier date as required by local law or as otherwise determined by the Committee.

          (t)  "Sole and Absolute Discretion" shall mean the Committee's
                ----------------------------

unfettered authority to allow the exercise of any Option prior to the time the Optionee would otherwise have been able to exercise the Option under the Plan, which discretion may or may not be exercised on one or more occasions with no obligation, if such discretion is exercised, to exercise such discretion or any other occasion, and which discretion may be exercised differently for Employees in similar situations.



          (u)   "Subsidiary" shall mean any corporation at least fifty
                 ----------

percent (50%) of the total combined voting power of which is owned by the

Corporation or another Subsidiary.



          3.   EFFECTIVE DATE AND RESTATEMENT EFFECTIVE  DATE.
               ----------------------------------------------



               The Effective Date of the original Plan was July 27, 1987.

Restatement Effective Date of the Plan is June 1, 1994.



          4.    ADMINISTRATION.


          The Plan shall be administered by the Committee. The Committee may establish an Option Committee (whose members may, but are not required to, be members of the Committee), to which it may delegate its rights and obligations to administer the Plan and which will be subject to the same requirements  imposed on the Committee under the Plan.

          The Committee shall from time to time, at its discretion, select the Employees who are to be granted Options and determine the number of shares of

Option Stock to be optioned to each Optionee. In the event that a Committee member is also an Employee, said Committee member shall abstain with respect to any determination relating to Options held by or to be granted to him or her as an Employee. The interpretation and construction by the

Committee of any provisions of the Plan or of any Option granted hereunder shall be final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.



          5.   ELIGIBILITY.
               ------------



          The Optionees shall be such persons as the Committee may select from among the Employees (who may include officers, whether or not they are directors) of the Corporation or a Subsidiary, provided that, in the case of the Initial Grant only, they no longer maintain an account under, or otherwise participate in, the Sotheby's Deferred Bonus Plan.



          6.   OPTION STOCK.
               ------------



          The Option Stock to be made the subject of Options granted under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Class B Common Stock. The aggregate number of shares of Option

Stock which may be issued upon the exercise of Options under the Plan shall not exceed sixteen million five hundred seven thousand seventy-six

(16,507,076)shares of Class B Common Stock. The number of shares of Option

Stock to be made the subject of Options outstanding at any time shall not exceed the relevant number of shares of Class B Common Stock remaining available for issuance under the Plan. In the event that any outstanding

Option for any reason expires or is terminated, the shares of Option Stock allocable to the unexercised portion of such Option may again be made subject to an Option under the Plan. The limitations established by this

Section 6 shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.



          7.    TERMS AND CONDITIONS OF OPTlONS.
                -------------------------------

          (a)   Stock Option Agreements.
                -----------------------



               Options shall be evidenced by written stock option

agreements in such form as the Committee shall from time to time determine.

Such agreements shall comply with and be subject to the terms and conditions set forth in this Section 7 and

elsewhere in the Plan.



          (b)  Vesting.
               -------



               (i)  Options Granted Before October 19, 1992.
                    ---------------------------------------

                    Except in the case of the death, Disability, or

Retirement of an Optionee, an Option shall vest and become exercisable pursuant to subparagraph (c)(i) below only after the date on which the

Optionee has completed three (3) years of employment with the Corporation or a Subsidiary after the date of the grant of the Option (or with respect to

          the Initial Grant, after the date on which the Optionee has completed three (3) years of employment with the Corporation or Subsidiary after the date of the first (1st) Initial Grant to any Optionee under the

Plan).

               (ii) Options Granted On or After October 19 1992.
                    -------------------------------------------

               Except in the case of death, Disability, or Retirement of an

          Optionee, an Option granted after October 19, 1992, shall vest and become exercisable pursuant to subparagraph (c)(ii) below only after the date on which the Optionee has completed one (1)

          year of employment with the Corporation or a Subsidiary after the date of the Grant of the Option.

               Notwithstanding paragraphs (i) and (ii) above, the

          Committee, in its Sole and Absolute Discretion, may allow the exercise, in whole or in part, of any Option held by an Optionee at any time, as determined by the Committee in its Sole and

          Absolute Discretion, more than six (6) months after the date of grant. Neither the Corporation nor any Subsidiary shall have any obligation to retain the Optionee in its employ for any period,

          and nothing in this Plan shall affect the right of the

          Corporation or a Subsidiary to terminate the Optionee's

          employment at any time with or without cause, it being

          acknowledged, unless expressly provided otherwise in writing,

          that the employment of the Optionee is "at will".



          (c) Term of Exercise.
              ----------------



               (i)  Options Granted Before October 19, 1992.
                    ---------------------------------------

          Except in the case of death, Disability or Retirement of an

Optionee, each Option granted under this Plan before October 19, 1992,

shall become exercisable (i) on the third (3rd) anniversary date of the date of grant of such Option, to the extent of one-third (1/3) of the number of shares made subject to such Option; (ii) on the fourth (4th)

anniversary date of the date of grant of such Option, to the extent of an additional one-third (1/3) of the shares made subject to such Option; and

(iii) on the fifth (5th) anniversary of the date of grant, to the extent of all of the shares made subject to such Option.



               (ii) Options Granted On or After October 19, 1992.
                    --------------------------------------------

               Except in the case of death, Disability, or Retirement of an

          Optionee, each Option granted under this Plan after October 19,

          1992,
          shall become exercisable (i) on the first (1st) anniversary date of the  date of grant of such Option to the extent of twenty percent (20%) of the number of shares made subject to such

          Option, and (ii) on the second (2nd) anniversary date and each subsequent anniversary date of the date of grant of such Option to the extent of an additional twenty percent (20%) of the number of shares made subject to such Option until such Option is 100%

          vested and exercisable.



               Notwithstanding paragraphs (i) and (ii) above, the

          Committee, in its Sole and Absolute Discretion, may allow the exercise, at any time, as determined by the Committee in its Sole and Absolute Discretion, more than six (6) months after the date of grant, of any Option, in whole or in part, held by an Optionee

          that has not previously become exercisable.   In addition, in

          each of the fifth (5th) through the tenth (10th) years after the date of the grant of the Option (or with respect to the Initial

          Grant, in each of the fifth (5th) through tenth (10th) years after the date of the first (1st) Initial Grant to any Optionee under the Plan), the Optionee shall be entitled to exercise the

          Option with respect to any shares of Option Stock made subject to the Option which have previously become exercisable but which have not yet been exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable after the expiration

          of ten (10) years after the date on which it was granted.   (d)

          Number of Shares.
          ----------------

               Each Option shall state the number of the shares of Option

Stock to which it pertains and shall provide for the adjustment thereof in accordance with the  provisions of Section 9 hereof.

          (e)   Exercise Price.
                --------------

               Each Option shall state the Exercise Price for the Option

Stock made the subject of the Option, which shall be not less than the Fair

Market Value on the date of the grant of the Option; provided, however,

with respect to the Initial Grant of the Options, the Exercise Price shall be equal to the Initial Fair Market Value.



          (f)   Payment.
                -------

                    The Exercise Price times the number of shares of the

Option Stock being  exercised under the Option shall be payable in full in cash in United States dollars upon the exercise (in whole or in part) of the Option. The Corporation may require the Optionee to deliver payment of all withholding taxes (in addition to the Exercise Price times the total number of such shares) in cash in United States dollars with respect to the difference between the Exercise Price and the Fair Market Value at the time of exercise, times the total number of shares of the Option Stock acquired upon exercise, or in an amount as may be otherwise determined and required by the U.S. Internal Revenue Service for withholding purposes. The

Corporation may also withhold amounts otherwise due to the Optionee if and to the extent that such withholding is required to satisfy completely such withholding tax requirements.



          (g)  Nontransferability of Options.
               -----------------------------

                    During the lifetime of the Optionee, the Option shall

be exercisable only by the Optionee or by the Optionee's guardian or other legal representative and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall be transferable from the

Optionee only by will or by the laws of descent and distribution.

          (h)  Termination of Employment (Except by death, Disability, or
               ----------------------------------------------------------
               Retirement) Before Accruing a Vested Right to A Stock
               -----------------------------------------------------
               Options.
               -------



          Except in the case of the death, Disability, or Retirement of an

Optionee, if the Optionee ceases to be an Employee for any reason within three (3) years after the date of the grant (for Options granted prior to

October 19, 1992) or within one (1) year after the date of the grant (for

Options granted on or after October 19, 1992) to the Optionee of an Option under the Plan (or with respect to the Initial Grant, if the Optionee ceases to be an Employee for any reason within three (3) years after the date of the first (1st) Initial Grant to any Optionee under the Plan), the

Optionee's right to exercise the Option or any part thereof shall be forfeited immediately and permanently.  Notwithstanding the foregoing, the

Committee may, in its Sole and Absolute Discretion, provide that any

Optionee who has held an Option for more than six (6) months after the date of grant shall not forfeit all or a portion of the Option (at the

Committee's Sole and Absolute Discretion) but may exercise such Option or portion thereof at any time within ninety (90) days after his or her termination of employment.



          (i)  Termination of Employment Except by Death Disability or
               -------------------------------------------------------
               Retirement After Accruing a Vested Right to A Stock Option.
               ----------------------------------------------------------

          If an Optionee ceases to be an Employee for any reason

whatsoever, other than his or her death, Disability, or Retirement, more than three (3) years (one (1 ) year for Options granted on or after October

19, 1992) after the date of the grant to him or her of such Option under the Plan (or with respect to the Initial Grant, if the Optionee ceases to be an Employee for any reason whatsoever, other than his or her death,

Disability, or Retirement, more than three (3) years after the date of the first (1st) Initial Grant to any Optionee under the Plan), the Optionee shall have the right, subject to the restrictions of subparagraphs (c),

(g), and (o) of this Section 7, to exercise the Option to acquire shares of

Class B Common Stock at any time within
ninety (90) days after his or her termination of employment, but only to the extent that, at the date of such termination of employment, the

Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

Notwithstanding the foregoing, the Committee may, in its Sole and Absolute

Discretion, allow the exercise, in whole or in part, of any Option held by an Optionee for more than six (6) months after the date of grant, at any time within ninety (90) days after his or her termination of employment.

          Notwithstanding anything in this subparagraph (i) to the

contrary, the Option shall cease to be exercisable and shall be forfeited immediately and Permanently on the date of the Optionee's termination of employment if such termination is for cause. For purposes of the Plan,

"cause" shall mean gross misconduct or unacceptable behavior as determined by the Committee. Likewise, for the purposes of the Plan, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave, or other authorized temporary leaves of absence

(to be determined in the sole discretion of the Committee).

          (j)  Death of Optionee.
               -----------------

                    If an Optionee dies while an Employee and has not fully

exercised the Option, then the Option shall vest immediately and fully and the Optionee's executor, administrator, or other personal representative of the Optionee's estate or any heir, successor, assign, or other transferee of the Optionee by will or by the laws of the descent and distribution shall have the right, subject to the restrictions of subparagraphs (c),

(g), and (o) of this Section 7, to exercise the Option in full to acquire shares of Class B Common Stock at any time within three hundred sixty-five

(365) days after the Optionee's death.

          (k)   Disability of Optionee.
                ----------------------

          If an Optionee ceases to be an Employee at any time by reason of

Disability and has not fully exercised the Option, then the Option shall vest immediately and fully and the Optionee or his or her guardian or other legal representative shall have the right, subject to the restrictions of subparagraphs (c), (g), and (o) of this Section 7, to exercise the Option in full to acquire Shares of Class B Common Stock at any time within three hundred sixty-five (365) days after the Optionee's termination of employment by reason of Disability.

          (l)  Retirement of Optionee.
               ----------------------

          If an Optionee ceases to be an Employee at any time by reason of

Retirement and has not fully exercised the Option, then the Option shall vest immediately and fully and the Optionee shall have the right, subject to the restrictions of subparagraphs (c), (g), and (o) of this Section 7,

to exercise the Option in full to acquire shares of Class B Common Stock at any time within the later of three hundred sixty-five (365) days after the date of the Optionee's termination of employment by reason of Retirement or forty-two (42) months after the date of grant (and with respect to the

Initial Grant, the Optionee shall have the right, subject to the above restrictions, to exercise the Option as stated above at any time within the later of three hundred sixty-five (365) days after the date of the

Optionee's termination of employment by reason of Retirement or forty-two

(42) months after the date of the first (1st) Initial Grant to any Optionee under the Plan).



          (m) Optionee to Have No Rights as a Stockholder.
              -------------------------------------------

          An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder of the Corporation (including, without limitation, voting rights and dividends) with respect to the shares of the Option Stock covered by his or her Option
until the date of the issuance of a stock certificate(s) for such shares upon the Optionee's exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property), distributions, or other  rights for which the record date is prior to the date on which such stock certificate(s) is/are issued, except as provided in Section 9 hereof.



          (n)   Modification, Extension, and Renewal of Options.
                -----------------------------------------------

          Subject to the approval of a majority of the Corporation's stockholders as required, the Board, or the Committee in the case of those modifications within the Committee's discretion as described in subparagraphs (b), (c), (h), and (i) of this Section 7, may modify, extend,

or renew outstanding Options, or accept the cancellation of outstanding

Options (to the extent not previously exercised) for the granting of new

Options in substitution therefor. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.


          (o)  Automatic Conversion of Class B Common Stock to Class A
               -------------------------------------------------------
               Common Stock
               ------------

          Notwithstanding any other provision of the Plan, the right of an

Optionee to hold shares of Class B Common Stock, pursuant to paragraphs

(i), (j), (k), or (I) of this Section 7 or otherwise under the Plan, shall be subject to the provisions of Section 2.E.(6) of Article III of the

Amended and Restated Articles of Incorporation of the Corporation, which provide as follows:



          "Exercise of Stock Option. In the event that any person who is not an employee acquires shares of Class B Common Stock pursuant to the exercise of an option described in Section 2.E.(1 )(iv) of this Article III, such shares shall, immediately after issuance to such person, be converted to an equal number of shares of Class A Common Stock, without any action on the part of anyone."

          Any amendment of the above quoted provisions of the Corporation's

          Amended and Restated Articles of Incorporation shall be given full effect for the purposes, and shall likewise be considered an amendment, of the Plan.

                    (P)   Other Provisions.
                          ----------------

                         The stock option agreements authorized under the

          Plan may contain such other provisions as are not inconsistent with the terms of the Plan (including, without limitation,

          restrictions upon the exercise of the Option) as the Committee shall deem advisable.

          8.        TERM OF PLAN.
                    ------------

                    Options may be granted pursuant to the Plan during the

          period expiring on July 27, 1997. The Plan shall expire for all purposes on July 27, 2007.

                    9    RECAPITALIZATION TAKEOVERS AND LIQUIDATIONS.
                         -------------------------------------------

                    (a)  Subject to any required action by the stockholders

          of the Corporation, the number of shares of Option Stock covered by the Plan as provided in Section 6 hereof, the number of shares covered by each outstanding Option, and the Exercise Price for such shares shall be Proportionately adjusted for

                    (i)  any increase or decrease in the number of issued

          shares of either Class A Common Stock or Class B Common Stock or both resulting from a subdivision or consolidation of such shares;

                     (ii)      the Payment of a stock dividend of either

          Class A Common  Stock or Class B Common Stock or both;

                    (iii) any reorganization, consolidation, dissolution,

          liquidation, merger, exchange, recapitalization, stock split, or reverse stock split; or

                    (iv)  any other increase or decrease in the number of

          issued shares of either Class A Common Stock or Class B Common

          Stock or both, effected without receipt of consideration by the

          Corporation.

                    (b)   Subject to any required action by the

          stockholders of the Corporation, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of shares of Class B Common Stock made the subject of the Option would have been entitled. A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation shall automatically and without further action cause each outstanding Option, which has not yet vested, to terminate,

          unless the agreement of merger or consolidation otherwise

          provides.

                    (c)   To the extent that any of the adjustments

          described in subparagraphs (a) and (b) of this Section 9 relate to securities of the Corporation, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons, subject to obtaining the agreement of the

          Corporation's auditors to such adjustments.

                    (d)   Except as expressly provided in this Section 9,

          the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, or any other increase or decrease in the number of shares of stock of any class, or by reason of any

          reorganization, consolidation, dissolution, liquidation, merger,

          exchange, recapitalization, stock split, reverse stock split, or any spin-off of assets or stock of another corporation. Any issuance by the Corporation of shares of stock of any class other than the Class A Common Stock and the Class B Common Stock, or

          securities convertible into shares
          of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or the

          Exercise Price of the shares of Option Stock made the subject of an Option.

                     (e)  The grant of an Option pursuant to the Plan shall

          not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate,

          or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

                    10. SECURITIES LAW REQUIREMENTS.
                        ---------------------------

                     (a) Legality of the Initial Grant to U.S. Employees.
                         -----------------------------------------------

                     With respect to all Employees who are citizens and/or

          residents of the United States and who are eligible as Optionees for the Initial Grant, no shares of Class B Common Stock shall be granted to such Employees under the Plan unless and until the

          Plan and all of the shares of Class B Common Stock to be issued thereunder have been registered under the United States

          Securities Act of 1933, as amended (the "Act"), or have been exempted from the registration requirements thereof.

          Notwithstanding the foregoing, to the extent that it is legally permitted to do so, the Corporation may unilaterally commit to make the Initial Grant of the Options to such Employees prior and subject to such registration or the perfection of such exemption and subject to such Employees being eligible at the time of the

          Initial Grant.

                    (b)   Legality of Issuance to U.S. Employees.
                          --------------------------------------
                    With respect to all Optionees who are citizens and/or

          residents of the United States, no shares of Class B Common Stock shall be issued upon the exercise of any Option unless and until the Corporation has determined that:

                     (i) it and the Optionee have taken all actions

          required to register such shares under the Act or to perfect an exemption from the registration requirements thereof;

                    (ii)  any applicable listing requirement of any stock

          exchange  on which such shares are listed has been satisfied; and

                     (iii) any other applicable provision of state or

          federal law has been satisfied.

                    (c)   Restrictions on Transfer; Representations of
                          --------------------------------------------

          Optionee; Legends.
          -----------------

                    With respect to all Optionees, regardless of whether

          the offering and sale of shares of Class B Common Stock under the

          Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the

          Corporation may impose restrictions upon the sale, pledge, or other transfer of such shares (including the placement of

          appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law.

          In the event that the sale of such shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation,

          each Optionee shall be required to represent that such shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing such shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:



               "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE
          'ACT').

                ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR, IN THE OPINION OF COUNSEL FOR THE ISSUER, SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH
                TRANSFER TO COMPLY WITH THE ACT."

          Any determination by the Corporation and its counsel in

          connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

                     (d)  Registration or Qualification of Securities.
                          -------------------------------------------

                    The Corporation may, but shall not be obliged to,

          register or qualify the sale of shares of Class B Common Stock under the Act or any other applicable law.  The Corporation shall not be obliged to take any affirmative action in order to cause the sale of such shares under the Plan to comply with any law.

                     (e)  Exchange of Certificates.
                          ------------------------

                    If, in the opinion of the Corporation and its counsel,

          any legend placed on a stock certificate representing shares of

          Class B Common Stock sold under the Plan is no longer required,

          the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of such shares but lacking such legend.

                    11. AMENDMENT OF THE PLAN.
                        ---------------------

                    The Board may from time to time, with respect to any

          shares of Class B Common Stock at the time not made the subject of Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without the approval of a majority of the voting power of the Corporation's stockholders,

          no such revision or amendment shall:



                         (i)  increase the number of shares of Class B

               Common Stock subject to the Plan;

                         (ii)  change the designation in Section 5 hereof

               with respect to the persons eligible to receive Options; or

               (iii)          amend this Section 11 to defeat its purpose.

                     12. APPLICATION OF FUNDS.
                         --------------------

                    The proceeds received by the Corporation from the sale

          of shares of Class B Common Stock pursuant to the exercise of an

          Option will be used for general corporate purposes.

                     13. APPROVAL OF STOCKHOLDERS.
                         ------------------------

                    The Plan shall be subject to the approval of a majority

          of the voting power of the Corporation's stockholders. Prior to such approval, the Options may be granted but shall not be exercisable. Any amendment requiring stockholder approval

          described in Section 11 hereof shall also be subject to approval by a majority of the voting power of the Corporation's

          stockholders.

                    14. STATEMENT TO OPTIONEES.
                        ----------------------

                    Within a reasonable time after the last day of each

          Fiscal Year, the Committee shall furnish to each Optionee a statement setting forth the Optionee's total number of shares of the Option Stock made the subject of an Option(s) under the Plan,

          the date on which such Option(s) was/were granted, the Fair

          Market Value of such shares as of the date of the grant, the Fair

          Market Value of such shares as of the last day of such Fiscal

          Year, and such other information as the Committee shall deem advisable to furnish.



                    15. INSPECTION OF RECORDS.
                        ---------------------



                         Copies of the Plan, records reflecting each

          Optionee's Option(s), and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative(s) at the office of the Committee at any

          reasonable business hour.

                         16. EXECUTION.
                             ---------

                         To record the adoption of the Plan, as amended and

          restated, by the Board of Directors of the Corporation, the

          Corporation has caused its authorized officers to affix the

          Corporation's corporate name and seal thereto as of  _____ 1994.



                                        SOTHEBY'S HOLDINGS, INC.

                                                            By:

                                                            Its:  President

                                   UK SUB-PLAN OF

                     SOTHEBY'S HOLDINGS, INC. 1987 STOCK OPTION PLAN (As Amended and Restated Effective June 1, 1994)

          A.   Background.
               ----------

               The 1987 Stock Option Plan (the "1987 Plan") of Sotheby's Holdings, Inc. (the "Company") was adopted on July 31,1987 and amended by the creation of a UK Sub-Plan, applicable to employees of the Company and its subsidiaries and branches who are resident in the United Kingdom (the "UK Sub-Plan"). The UK Sub-Plan was subsequently amended on June 15, 1989; August 8, 1991; August 13, 1992; June 17, 1993; and June 1, 1994.

          B.   Amendment and Restatement.
               -------------------------

               The 1987 Plan was amended and restated effective June 1, 1994. The UK Sub-Plan is hereby amended and restated, also effective June 1, 1994 (the "Restatement Effective Date") to incorporate all amendments made to the UK Sub-Plan subsequent to the original adoption of the UK Sub-Plan and prior to the Restatement Effective Date.

          C.   Operative Provisions.
               --------------------

               The rules of the UK Sub-Plan shall be the rules of the 1987 Plan, as amended and restated effective June 1, 1994, amended as follows:

               1.   The following terms shall have the following meanings:

                    Associated Company            the meaning as in Section
                                                  302 of the Taxes Act;

                    Company                       Sotheby's Holdings, Inc.;

                    Control                       the meaning as in Section
                                                  534 of the Taxes Act;

                    Fair Market Value             the fair market value of
                                                  the relevant shares at the
                                                  relevant date, as
                                                  determined in accordance
                                                  with the provisions of
                                                  Part VIII of the UK
                                                  Capital Gains Tax Act,
                                                  1979, and agreed with the
                                                  Shares Valuation Division
                                                  of the UK Inland Revenue;

                    Outstanding Options           all options granted under
                                                  the UK Sub-Plan, and all
                                                  options granted under any
                                                  other scheme approved
                                                  under Schedule 10 and
                                                  established by the
                                                  Company or any Associated
                                                  Company thereof, which
                                                  have not been exercised
                                                  and have not lapsed at
                                                  the relevant time;

                    Relevant Emoluments           the meaning which the
                                                  term bears for the
                                                  purposes of sub-paragraph
                                                  (2) of paragraph 5 of
                                                  Schedule 10 by virtue of
                                                  sub-paragraph (5) of that
                                                  paragraph;

                    Schedule 10                   Schedule 10 to the UK
                                                  Finance Act, 1984;

                    Shares shares of Class B Common Stock in the Company, which satisfy the provisions of paragraphs
                                                  7 through 11 of Schedule
                                                  10;

                    Sterling Equivalent           in relation to U.S.
                                                  dollars: the amount
                                                  obtained from applying
                                                  the mid-market rate of
                                                  exchange for spot
                                                  sterling at the close of
                                                  business in New York on
                                                  the relevant date to the
                                                  relevant amount; and in
                                                  relation to any other
                                                  currency: the amount of
                                                  sterling required to
                                                  purchase the relevant
                                                  amount of that currency
                                                  at the mid-market spot
                                                  rate of exchange for that
                                                  currency at the close of
                                                  business in London on the
                                                  relevant date;

                    Taxes Act                     the Income and
                                                  Corporation Taxes Act
                                                  1970 of the United
                                                  Kingdom;

                    Year of Assessment            a year beginning in any 6
                                                  April and ending on the
                                                  following 5 April.

               2. An Option under the UK Sub-Plan may be granted only to a UK resident who is a director or employee of the Company or a Subsidiary; who is required to devote to his duties not less than 25 hours (or in the case of an employee not a director of the Company or a Subsidiary, 20 hours) per week (excluding meal breaks); who is not precluded by paragraph 4(1 )(b) of Schedule 10 from participating in the UK Sub-Plan; and, in the case of the Initial Grant only, who no longer maintains an account under, or otherwise participates in, the Company's Deferred Bonus Plan.

               3. Any Option granted under the UK Sub-Plan to a UK resident shall be limited and take effect so that immediately following such grant the aggregate Exercise Prices of shares subject to such person's Outstanding Option (converted to their Sterling Equivalents at the date of such grant) shall not exceed the greater of 100,000 Pounds or four times the amount of the Relevant Emoluments of such person for the current or preceding Year of Assessment (whichever of those years gives the greater amount) or, if there were no Relevant Emoluments for the preceding Year of Assessment, four times the amount of the Relevant Emoluments for the period of 12 months beginning with the first day during the current Year of Assessment in respect of which there are Relevant Emoluments.

               4. No option granted under the UK Sub-Plan may be exercised if at the time of the proposed exercise the person is precluded by paragraph 4(1 )(b) of Schedule 10 from participating in the UK Sub-Plan.

               5. The Exercise Price of any option granted under the UK Sub-Plan shall not be manifestly less than the Fair Market Value at the date the option is granted or the nominal value of the Shares.

               6. On the death of an employee, any unexercised option granted to him under the UK Sub-Plan may be exercised after his death by his personal representatives only.

          7. No modification (as referred to in paragraph 7(n) of the 1987 Plan) or adjustment (as referred to in paragraphs 9(a),
               (b) or (c) of the 1987 Plan) may be made to options granted under the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue.

          8. No revision or amendment (as referred to in paragraph 11 of the 1987 Plan) may be made to the UK Sub-Plan without the prior consent of the Board of the UK Inland Revenue.

          9. The Company shall within 30 days of receipt of all documents, information and payments which are due on exercise of an option issue to the employee exercising the option certificates representing the number of Shares purchased on exercise, and shall pay all original issue or transfer taxes and all other fees and expenses incidental to such delivery.

          10. The Company shall maintain sufficient Shares to meet all Outstanding Options under the UK Sub-Plan and all Shares in respect of which any Option is exercisable under the UK Sub-Plan shall rank equally and rateably with all issued Shares of the same class in the Company.

          11. This rule applies if at any time that shares of any class of the Company's capital stock are listed on a national securities exchange, the rules of such exchange or of any governmental agency of the United States of America require the delisting of such shares if the Company issues Shares. In that event, on the exercise of Outstanding Options granted after June 15, 1989 (unless holders of Outstanding Options granted prior to such date agree to the application of this rule), the Company shall treat a notice of exercise as a notice to the Company to deliver the same number of shares of Class A Limited Voting Common Stock as the number of Shares which the Company would otherwise have been required to deliver. Accordingly, Rules 3 and 5 of the UK Sub-Plan shall be operated first on the basis that an option granted under the UK Sub-Plan is simply in respect of Shares and shall in addition be operated on the basis that the relevant option is instead in respect of Class A Limited Voting Common Stock.

          12. The Committee shall not exercise its discretion under subparagraph 7(b), 7(c), 7(h) or 7(i) of the Plan (A) to provide that any Option granted under the UK Sub-Plan may be exercised less than three years after the date of grant or
               (B) with respect to any Option granted under the UK Sub-Plan on or prior to July 3, 1991.

          13. Except in the case of death, Disability, or Retirement, each Option granted under the UK Sub-Plan on or after October 19, 1992, shall become exercisable (i) on the third (3rd) anniversary date of the date of grant of such Option to the extent of sixty percent (60%) of the number of shares made subject to such Option, (ii) on the fourth anniversary date of the date of grant of such Option to the extent of an additional twenty percent (20%) of the number of shares made subject to such Option, and (iii) on the fifth (5th) anniversary date of the date of grant of such Option to the extent of an additional twenty percent (20%) of the number of shares made subject to such Option.

                                        SOTHEBY'S HOLDINGS, INC.

                                        By:
                                        Its:  President